UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2008

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20028	77-0214673
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

12201 Technology Boulevard,
Suite 150
Austin, Texas  78727

(Address of principal executive
offices)

(512) 527-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On July 2, 2008, Valence Technology, Inc. (the “Company”) issued a press release entitled “Valence Technology Comments on the Tanfield Group PLC Announcement,” a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01               Other Events.

On June 26, 2008, Berg & Berg Enterprises, LLC (“Berg & Berg”) advanced to the Company two million five hundred thousand dollars ($2,500,000) as a loan to be used to cover working capital requirements.  Subsequently, the Company and Berg & Berg agreed to provide for up to ten million dollars ($10,000,000) in such interim working capital loans from time to time in order for Berg & Berg and/or certain of its affiliates to supplement the Company’s working capital and other financial needs.  In connection therewith, on July 2, 2008, the Company executed a promissory note (the “Promissory Note”) in aggregate principal amount of two million five hundred thousand dollars ($2,500,000) in favor of Berg & Berg for the initial advance.  The Promissory Note is payable on August 15, 2008 and bears interest at a rate of 8.0% per annum.  At the election of Berg & Berg, all principal and accrued but unpaid interest then outstanding under the Promissory Note may be used as full or partial, as the case may be, satisfaction of the purchase price of the Company’s equity securities in the event Berg & Berg purchases any of the Company’s equity securities after the date of the Promissory Note.  The managing member of Berg & Berg is Carl E. Berg, who is the Chairman of the Company’s Board of Directors and the principal stockholder of the Company.

It is the intention of the Company to either repay this Promissory Note on or before its maturity date or, subject to its cash flow requirements, issue equity securities to Berg & Berg in exchange for the cancellation of all or part of its then-outstanding obligations under the Promissory Note.  Unless the obligations thereunder are first repaid, Berg & Berg has expressed its current intention to use the outstanding obligations under the Promissory Note as payment of the purchase price for the Company’s equity securities.  The price of any such shares is anticipated to be the closing bid price on the date on which any such purchase occurs.  The terms of any notes subsequently issued pursuant to the interim funding arrangement described above are anticipated to be similar.

This summary of the terms of the Promissory Note is qualified in its entirety by the text of the Promissory Note, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1            Promissory Note, dated as of June 26, 2008.

Exhibit 99.1            Press Release, dated July 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: July 2, 2008	By:	/s/ Roger Williams
Roger Williams
Vice President, General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit 10.1	Promissory Note, dated as of June 26, 2008.

Exhibit 99.1	Press Release, dated July 2, 2008.